Equity (Tables)	12 Months Ended
Sep. 30, 2024
Equity [Abstract]
Schedule of Movement of Warrant	The movement of warrants is as follows:
	As of September 30, 2024
	Valuation	Shares
	US$	US$
Balance at beginning of the year	$—	$—
Issuance(a)	7,772,140	2,068,970
Fair value changes(b)	6,827,034	—
Exercise(b)	945,106	2,068,970
Balance at end of the year	$—	—

(a)	In December 2023, the Company issued and sold 1,379,313 Ordinary Shares accompanying warrants of 2,068,970 shares to two mutual funds established in North America, at $7.25 per share for $10.0 million. The net proceeds of $8.9 million were received on January 4, 2024. The Company uses the Binominal Tree pricing model to value the warrants, and the fair value allocated to the warrants at the date of issuance was $7,772,140.
(b)	As of the date of exercise, the fair value of the warrants liability was $945,106 resulting in a gain on changes in fair value of $6,827,034. On July 5, 2024 and July 9, 2024, holders of the warrants exercised the 2,068,970 warrants on an alternative cashless basis to purchase 827,589 ordinary shares. As a result, the warrants have been fully exercised as of September 30, 2024.

Schedule of Binominal Tree pricing model	The fair value was determined using the Binominal Tree pricing model and the following assumptions:
	July 9, 2024	July 5, 2024	March 31, 2024	January 3, 2024
Share price	$0.81	$0.83	$0.82	$4.83
Exercise price	$8.00	$8.00	$8.00	$8.00
Expected dividend yield	-	-	-	-
Risk free interest rate	4.65%	4.39%	4.46%	4.08%
Expected life	2.49	3.5	2.8	3.0
Expected volatility	167.51%	168.36%	$137.6%	$140.1%